SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2010

ATRICURE, INC.

(Exact name of registrant as specified in charter)

Delaware	000-51470	34-1940305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6217 Centre Park Drive West Chester, OH	45069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 755-4100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 3, 2010, AtriCure, Inc. (the “Company”) and Silicon Valley Bank (the “Bank”) entered into a Commitment Letter (the “Commitment Letter”) setting forth certain proposed amendments to the Company’s current credit facility with the Bank to provide for an increase in the total amount of the facility from $10,000,000 to $13,972,222. Additional availability will be provided under the facility by eliminating the existing term loan reserve and by including availability based on domestic inventory and international accounts receivable and inventory. Export-Import Bank of the United States will provide support for the loans based on the international accounts receivable and international inventory. Finally, the covenant to maintain a minimum Adjusted Quick Ratio will be reduced to 1.10:1.00 from 1.20:1.00.

The documentation governing the existing credit facility will be amended or amended and restated to reflect the terms set forth in the Commitment Letter and usual and customary documentation relating to the facility will be executed and delivered by the Company and the Bank. Except as described in the Commitment Letter, the terms and conditions of the existing credit facility remain in effect. The Commitment Letter is only subject to completion of documentation as described above and the absence of any default under the current facility documents.

The foregoing description of the Commitment Letter is qualified in its entirety by the full text of the Commitment Letter as attached to this Form 8-K as Exhibit 10.1.

Item 2.02.	Results of Operations and Financial Condition.

On August 4, 2010, the Company issued a press release and is holding a conference call regarding its financial results for the second quarter ended June 30, 2010. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 to Form 8-K and in the press release attached as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Form 8-K and Exhibit 99.1 shall not be incorporated by reference in any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing or document.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Commitment Letter with Silicon Valley Bank

99.1	Press Release dated August 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATRICURE, INC.

Date: August 4, 2010	By:	/s/ Julie A. Piton
Julie A. Piton
Vice President, Finance and Administration and Chief Financial Officer